UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2008

Date of reporting period: 06/30/2008

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2008

Nicholas Liberty Fund

Consistency in a World of Change

700 North Water Street

Milwaukee, Wisconsin 53202

www.nicholasfunds.com

August 2008

Report to Fellow Shareholders:

Returns for the first half of the year have been dismal on an absolute basis. After several years of very strong markets, it was inevitable we would eventually face a correction. That eventual correction is here today. While we never like to lose money, there are at least two positives we can report. First during the market correction over the last year, Nicholas Liberty Fund has outperformed the S and P 500 Index. In fact, for all periods reported in the table below, the Fund has outperformed the benchmark.

Second, and maybe more importantly, is how we are setting up for the future. In prior letters, we have commented on our increasing cash position as a result of difficulty finding attractively valued invests. This market correction is presenting us with more investment opportunities than we have seen in many years. We are diligently putting some of our cash position to work and are optimistic a brighter future lies ahead.

Returns for Nicholas Liberty Fund and the Standard and Poor's 500 Index are provided in the chart below for the periods ended June 30, 2008.

	Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	Life
Nicholas Liberty Fund (inception date 11/30/01)	(9.05)%	(10.53)%	6.03%	10.04%	5.74%
Standard and Poor's 500 Index	(11.91)%	(13.12)%	4.41%	7.59%	3.64%
Ending value of $10,000 invested in Nicholas Liberty Fund	$9,095	$8,947	$11,919	$16,135	$14,441
Fund's Gross Expense Ratio: 2.86%
Fund's Net Expense Ratio: 1.00%

The Adviser has agreed to voluntarily absorb expenses in excess of 1.00% of Nicholas Liberty Fund's average net assets on an annual basis during the fiscal year ended December 31, 2008. This absorption continues today, however, the Adviser may decrease or discontinue this at any time. The Fund's gross expense ratio for the period ended June 30, 2008 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html. The Fund may impose a .25% redemption fee on shares held less than six months.

Investment performance and the net expense ratio for the Fund reflect voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. The Fund's returns are reduced by expenses; while the market index is not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

First half 2008 performance was definitely disappointing on an absolute basis. Severe turmoil in the housing market destroyed the financial sector and rippled through most others. Only the energy and material sectors were able to post positive returns. While our underweighting in these two cyclical sectors hurt us on a relative basis, we were more than able to offset this drag with several good stock picks and the benefit of holding a relatively high cash position in a declining market.

First half contributors spanned many sectors. Our top five performers emerged from the consumer discretionary, technology, energy and even the lowly financial sector. Even in some of the worst sectors, there will usually be a diamond in the rough. Ironically, our worst performers also came from three of those sectors. Energy was the only sector to not produce a lowly performer.

As mentioned earlier, our cash position has been declining. From a peak in October 2007 in the mid-twenties, our cash position declined to nearly a single-digit level by April 2008. Recently it has stepped back up slightly to the mid-teens after a few buy-out and fundamental sells. Hopefully, we will continue to ferret out more attractive ideas during this stock market correction and lay the groundwork for a profitable future.

As always, we appreciate the trust you have placed in us. With patience and a focus on the long-term, we believe we should all be aptly rewarded.

Sincerely,

/s/ Mark J. Giese

Mark J. Giese

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The S and P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/08)

Financial Highlights (NLBTX)

For a share outstanding throughout each period
	For the six months ended 06/30/2008	Years ended December 31,
	(unaudited)	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.48	$12.90	$11.28	$12.05	$10.90	$ 7.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	.01	.12	(.05)	(.08)	(.06)	(.10)
Net gain (loss) on securities (realized and unrealized)	(1.14)	.96	2.11	.39	1.25	3.19
Total from investment operations	(1.13)	1.08	2.06	.31	1.19	3.09
LESS DISTRIBUTIONS
From net investment income	--	(.12)	--	--	--	--
From net capital gain	--	(1.38)	(.44)	(1.08)	(.04)	--
Total distributions	--	(1.50)	(.44)	(1.08)	(.04)	--
NET ASSET VALUE, END OF PERIOD	$11.35	$12.48	$12.90	$11.28	$12.05	$10.90

TOTAL RETURN	(9.05)%(1)	8.30%	18.23%	2.61%	10.88%	39.56%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$11.6	$12.7	$9.5	$8.4	$7.9	$5.9
Ratio of expenses to average net assets	1.00%(2)	1.00%	1.94%	2.06%	1.72%	2.11%
Ratio of net investment income (loss) to average net assets	.15%(2)	.88%	(.46)%	(.78)%	(.65)%	(1.24)%
Portfolio turnover rate	70.12%(2)	81.80%	45.36%	45.39%	49.38%	89.33%

Absent reimbursement of expenses by Adviser -
Ratio of expenses to average net assets	2.96%(2)	2.86%	3.14%	3.31%	2.58%	2.83%
Ratio of net investment loss to average net assets	(1.81)%(2)	(.98)%	(1.66)%	(2.03)%	(1.52)%	(1.96)%

(1) Not annualized.

(2) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

June 30, 2008 (unaudited)
Percentage
Name	of Net Assets
DaVita, Inc.	8.96%
Liberty Global, Inc. - Series C	4.71%
Fiserv, Inc.	4.64%
Hiland Holdings GP, LP	4.57%
Hiland Partners, LP	4.11%
Liberty Entertainment - Series A	3.86%
SPDR Trust Series 1	3.52%
DIRECTV Group, Inc. (The)	3.28%
DISH Network Corporation - Class A	3.15%
Kohl's Corporation	3.00%
Total of top ten	43.80%

Sector Diversification (As a Percentage of Portfolio)

June 30, 2008 (unaudited)

BAR CHART PLOT POINTS
Consumer Discretionary	24.80%
Short-Term Investments	15.52%
Health Care	17.25%
Information Technology	14.23%
Energy	11.92%
Financials	10.53%
Exchange Traded Funds	4.65%
Telecommunication Services	0.74%
Industrials	0.36%

Fund Expenses

For the six month period ended June 30, 2008 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/07	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08 - 06/30/08
Actual	$1,000.00	$ 909.50	$4.72
Hypothetical	1,000.00	1,020.05	4.99
(5% return before expenses)

* Expenses are equal to the Fund's six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 then divided by 366 to reflect the one-half year period.

Schedule of Investments

June 30, 2008 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS - 83.95%
	Consumer Discretionary - Media - 16.35%
14,700	DIRECTV Group, Inc. (The) *	$ 380,877
12,500	DISH Network Corporation - Class A	366,000
18,524	Liberty Entertainment - Series A *	448,837
18,028	Liberty Global, Inc. - Series C *	547,330
3,831	Liberty Media Holding Corporation Capital Common - Series A *	55,166
14,300	MDC Partners Inc. - Class A *	102,674
		1,900,884
	Consumer Discretionary - Retail - 8.31%
13,213	IAC/InterActiveCorp *	254,747
4,600	Jos. A. Bank Clothiers, Inc. *	123,050
8,700	Kohl's Corporation *	348,348
16,221	Liberty Media Holding Corporation Interactive Common - Series A *	239,422
		965,567
	Energy - 11.85%
4,800	Eagle Rock Energy Partners L.P.	78,528
19,711	Hiland Holdings GP, LP	531,014
9,608	Hiland Partners, LP	478,190
1,500	Newfield Exploration Company *	97,875
7,600	SemGroup Energy Partners, L.P.	192,584
		1,378,191
	Exchange Traded Funds - 4.62%
2,000	iShares SandP SmallCap 600 Value Index Fund	127,400
3,200	SPDR Trust Series 1	409,536
		536,936
	Financials - Banks - 1.58%
10,500	Marshall and Ilsley Corporation	160,965
3,800	MGIC Investment Corporation	23,218
		184,183
	Financials - Insurance - 8.85%
16,100	National Financial Partners Corporation	319,102
5,700	Nationwide Financial Services, Inc.	273,657
3,500	Philadelphia Consolidated Holding Corp. *	118,895
7,320	Travelers Companies, Inc. (The)	317,688
		1,029,342
	Health Care - Equipment - 0.87%
5,800	DexCom, Inc. *	35,032
4,200	Insulet Corporation *	66,066
		101,098

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2008 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS - 83.95% (continued)
	Health Care - Pharmaceuticals and Biotechnology - 3.31%
8,900	Bio-Imaging Technologies, Inc. *	$ 65,860
4,000	Omrix Biopharmaceuticals, Inc. *	62,960
5,600	Teva Pharmaceutical Industries Ltd.	256,480
		385,300
	Health Care - Services - 12.96%
1,600	Cardinal Health, Inc.	82,528
19,600	DaVita, Inc. *	1,041,348
25,984	Dialysis Corporation of America *	188,904
7,000	VCA Antech, Inc. *	194,460
		1,507,240
	Industrials - Capital Goods - 0.36%
2,000	Oshkosh Truck Corporation	41,380

	Information Technology - Hardware and Equipment - 3.01%
5,700	Comverge, Inc. *	79,686
10,100	ScanSource, Inc. *	270,276
		349,962
	Information Technology - Software and Services - 11.14%
11,900	Fiserv, Inc. *	539,903
2,000	Heartland Payment Systems, Inc.	47,200
2,000	Hewitt Associates, Inc. *	76,660
12,400	Microsoft Corporation	341,124
2,700	TNS, Inc. *	64,692
9,100	Wright Express Corporation *	225,680
		1,295,259
	Telecommunication Services - 0.74%
6,600	Clearwire Corporation *	85,536

	TOTAL COMMON STOCKS (cost $9,468,665)	9,760,878

CONVERTIBLE PREFERRED STOCK - 0.03%
	Financials - Real Estate - 0.03%
200	BioMed Realty Trust, Inc. 7.375% Series A Cumulative Redeemable
	Preferred Stock (cost $3,903)	4,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2008 (unaudited)
Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS - 15.43%
	Commercial Paper - 12.24%
$300,000	Chevron Phillips Chemical Company LLC 07/01/08, 2.75%	$ 300,000
250,000	ITT Corporation 07/08/08, 2.87%	249,860
300,000	General Mills, Inc. 07/10/08, 2.90%	299,783
250,000	Altria Group, Inc. 07/18/08, 2.90%	249,658
175,000	Alcoa Inc. 07/21/08, 2.90%	174,718
150,000	Kraft Foods Inc. 08/04/08, 2.60%	149,632
		1,423,651
	Variable Rate Security - 3.19%
370,288	Wisconsin Corporate Central Credit Union (1) 07/01/08, 2.15%	370,288

	TOTAL SHORT-TERM INVESTMENTS (cost $1,793,939)	1,793,939

	TOTAL INVESTMENTS (cost $11,266,507) - 99.41%	11,558,817

	OTHER ASSETS, NET OF LIABILITIES - 0.59%	68,024

	TOTAL NET ASSETS (basis of percentages disclosed above) - 100%	$11,626,841

* Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2008 (unaudited)
ASSETS
Investments in securities at value (cost $11,266,507)	$11,558,817
Receivables -
Investment securities sold	112,139
Dividend and interest	8,211
Total receivables	120,350
Other	3,976
Total assets	11,683,143

LIABILITIES
Payables -
Investment securities purchased	18,440
Due to adviser -
Accounting and administrative fee	21,733
Other payables and accrued expense	16,129
Total liabilities	56,302
Total net assets	$11,626,841

NET ASSETS CONSIST OF:
Paid in capital	$11,115,043
Net unrealized appreciation on investments	292,310
Accumulated undistributed net realized gain on investments	206,827
Accumulated undistributed net investment income	12,661
Total net assets	$11,626,841

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized)
offering price and redemption price (1,024,564 shares outstanding)	$11.35

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2008 (unaudited)
INCOME
Dividend (net of foreign taxes of $231)	$ 38,508
Interest	30,454
Total income	68,962

EXPENSES
Management fee	114,398
Accounting and administrative fees	24,727
Audit and tax fees	12,975
Registration fees	6,815
Legal fees	5,583
Accounting system and pricing service fees	5,247
Transfer agent fees	2,539
Directors' fees	2,462
Insurance	513
Postage	427
Other operating expenses	1,793
Total expenses before reimbursement	177,479
Reimbursement of expenses by adviser (Note 2)	(117,392)
Total expenses after reimbursement	60,087
Net investment income	8,875

NET REALIZED GAIN ON INVESTMENTS	76,746

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(1,232,867)

Net realized and unrealized loss on investments	(1,156,121)

Net decrease in net assets resulting from operations	$(1,147,246)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and the year ended December 31, 2007

	Six months ended 06/30/2008	Year ended 12/31/2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 8,875	$ 106,591
Net realized gain on investments	76,746	1,326,261
Change in net unrealized appreciation/depreciation on investments	(1,232,867)	(581,360)
Net increase (decrease) in net assets resulting from operations	(1,147,246)	851,492

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(102,805)
From net realized gain on investments	--	(1,257,308)
Total distributions	--	(1,360,113)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (64,731 and 284,508 shares, respectively)	755,784	3,941,544
Reinvestment of distributions (0 and 103,680 shares, respectively)	--	1,298,074
Cost of shares redeemed (56,108 and 105,941 shares, respectively)	(662,347)	(1,514,119)
Net increase in net assets derived from capital share transactions	93,437	3,725,499
Total increase (decrease) in net assets	(1,053,809)	3,216,878

NET ASSETS
Beginning of period	12,680,650	9,463,772
End of period (including accumulated undistributed net investment income of $12,661 and $3,786, respectively)	$11,626,841	$12,680,650

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2008 (unaudited)

(1) Summary of Significant Accounting Policies -

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions for financial statement purposes are recorded on trade date.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$ 9,764,878	$ --
Level 2 - Other Significant Observable Inputs	1,793,939	--
Level 3 - Significant Unobservable Inputs	--	--
	$11,558,817	$ --

*Other financial instruments include futures, forwards and swap contracts.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)

June 30, 2008 (unaudited)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At June 30, 2008, no reclassifications were recorded.

The tax character of distributions paid during the six months ended June 30, 2008 and the year ended December 31, 2007 was as follows:

	06/30/2008	12/31/2007
Distributions paid from:
Ordinary income	$ --	$ 727,638
Long-term capital gain	--	632,475
Total distributions paid	$ --	$1,360,113

As of June 30, 2008, investment cost for federal tax purposes was $11,264,801 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 1,345,219
Unrealized depreciation	(1,051,203)
Net unrealized appreciation	294,016
Accumulated ordinary loss	(15,315)
Accumulated undistributed net realized capital gain	233,097
Paid in capital	11,115,043
Net assets	$11,626,841

The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and undistributed accumulated realized capital gain are attributable primarily to the tax deferral of losses from wash sales, holdings in partnership interests and return of capital from investments.

As of June 30, 2008, the Fund has no capital loss carryforward.

As of June 30, 2008, the Fund realized no post-October losses for tax purposes.

As of June 30, 2008, the Fund had a tax deferral of wash loss sales of approximately $14,000.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. If applicable, the Fund recognizes interest related to unrecognized tax benefits in "interest" and penalties in "other operating expenses" on the Statement of Operations. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At June 30, 2008, the tax years December 31, 2004 through December 31, 2007 remain open to examination in the Fund's major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)

June 30, 2008 (unaudited)

(2) Related Parties -

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on an annualized Base Fee of 1.50% of average net assets. Each month, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund's average annual total return and the average annual total return of the Fund's benchmark, the Standard and Poor's 500 Index, as measured for each month from the inception date of the Fund. Beginning January 2007, the Performance Fee adjustment was based on a five-year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average net assets. Under this agreement the Adviser waived $114,398 of fees during the period ended June 30, 2008. In addition, the Adviser reimbursed the Fund $2,994. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending June 30, 2008, was an annualized 1.91% and 0%, respectively. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel -

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,333 for the period ended June 30, 2008 for services rendered by this law firm.

(3) Investment Transactions -

For the period ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $4,516,745 and $3,559,493, respectively.

Historical Record (unaudited)
		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$ --	$ --	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900
December 31, 2004	12.05	--	0.0351	19.9	12,086
December 31, 2005	11.28	--	1.0841	21.4	12,402
December 31, 2006	12.90	--	0.4375	22.7	14,662
December 31, 2007	12.48	0.1130	1.3820	21.1	15,879
June 30, 2008	11.35	--	--	19.5	14,441

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Approval of Investment Advisory Contract (unaudited)

A discussion of the Approval by the Board of Directors of the Fund's Investment Advisory Contract can be found in the Fund's Annual Report dated December 31, 2007.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule (unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy (unaudited)

Nicholas Liberty Fund respects each shareholders' right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

- Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

- Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

- Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

- With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

- With a party representing you, with your consent, such as your broker or lawyer.

- When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

* IRAs

* Traditional

* Roth

* SEP

* SIMPLE

* Coverdell Education Accounts

* Profit Sharing Plan

* Automatic Investment Plan

* Direct Deposit of Dividend and Capital Gain Distributions

* Systematic Withdrawal Plan with Direct Deposit

* Monthly Automatic Exchange between Funds

* Telephone Redemption

* Telephone Exchange

* 24-hour Automated Account Information (800-544-6547)

* 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS

President and Director

ROBERT H. BOCK

Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Milwaukee, Wisconsin

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE and TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST and FRIEDRICH LLP

Milwaukee, Wisconsin

_________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: August 29, 2008